Exhibit 10.71
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
April 16, 2009
GlaxoSmithKline
709 Swedeland Road
UW2328
King of Prussia, Pennsylvania 19406

Attn:	Adrian Rawcliffe Senior Vice President, Worldwide Business Development and R&D Finance
Re: Expiration of the GSK Option
Dear Mr. Rawcliffe:
As you know, Glaxo Group Limited (“GSK”) and Cytokinetics, Inc. (“CK”) are parties to that certain Collaboration and License Agreement dated June 20, 2001, as amended (the “Agreement”). This letter (this “2009 Amendment”) sets forth the Parties’ agreement with respect to certain matters relating to the expiration of the GSK Option granted to GSK pursuant to the Amendment to the Agreement dated November 27, 2006 (the “November 2006 Amendment”).
Now therefore, GSK and CK agree, effective as of 5 p.m., P.S.T., April 17, 2009 (the “2009 Amendment Effective Date”), as follows:
1.	Definitions. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

2.	Royalties Due to GSK.
(a)	Royalty Rates. As determined by the Parties in accordance with Section 4.7 of the Agreement and Section 20 of the November 2006 Amendment, CK shall pay to GSK a royalty of [***] percent (***%) of total annual worldwide Net Sales of any CK Product, subject to the terms below. If CENP-E should become a CK Target following the 2009 Amendment Effective Date, then Section 4.7 of the Agreement shall continue to apply with respect to any CK Products directed to the inhibition of CENP-E.

(b)	Royalty Determination. For purposes of determining the royalties due on CK Products, Sections 1.50, 6.6.3(a) and 6.7 through 6.15, inclusive, of the Agreement shall apply, subject to the following modifications:
(i)	With regard to Section 1.50 of the Agreement, (a) all references to GSK shall be deemed to refer to CK, and vice-versa, (b) all references to Licensed Product(s) shall be deemed to refer to CK Products, and (c) all references to Development

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Compound(s) shall be deemed to refer to CK Compound(s). In addition, the third paragraph of Section 1.50 shall read as follows:
“In the event a CK Product is sold which is a Combination Product under Section 1.14, for purposes of determining payments due to GSK, Net Sales of such Combination Products shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A over A+B, in which A is the Gross Selling Price of the CK Product when such Product is sold in substantial quantities comprising a CK Compound as the sole therapeutically active ingredient during the applicable accounting period in which the sales of the CK Product were made, and B is the Gross Selling Price of the other therapeutically active ingredients or [***] (as defined below) contained in the Combination Product sold separately in substantial quantities during the accounting period in question. All Gross Selling Prices of the therapeutically active ingredients and [***] in the Combination Products that are CK Products shall be calculated as the average Gross Selling Price of such therapeutically active ingredients and [***] during the applicable accounting period for which the Net Sales are being calculated. In the event that no separate sale of either the CK Product comprising a single CK Compound as the sole therapeutically active ingredient or the other therapeutically active ingredients or [***] in the Combination Product are made during the accounting period in which the sale was made or if the Gross Selling Price for a particular therapeutically active ingredient or [***] cannot be determined for an accounting period, Net Sales allocable to the CK Product portion of the Combination Product shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, in the Territory, variations in potency, the relative contribution of each therapeutically active ingredient or [***] in the Combination Product, and relative value to the end user of each therapeutically active ingredient or [***]. For purposes of this Section 1.50, (i) [***] shall mean [***], including a [***], that forms part of a [***], and (ii) “Gross Selling Price” shall mean the gross price at which an active ingredient or [***] is sold to a Third Party, before discounts, deductions, credits, taxes or allowances.”
(ii)	With regard to Section 6.6.3(a), all references to “Licensed Product” shall be deemed to refer to CK Product(s).

(iii)	With regard to Section 6.7 of the Agreement, (a) all references to Compound shall be deemed to refer to CK Compound, (b) all references to Licensed Product(s) shall be deemed to refer to CK Product(s), and (c) the phrase “under Section 6.6” shall be replaced with “payable to GSK with respect to CK Products”.

(iv)	With regard to Section 6.8 of the Agreement, all references to CK shall be deemed to refer to GSK.

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(v)	With regard to Section 6.9 of the Agreement, all references to GSK shall be deemed to refer to CK, and vice-versa.

(vi)	With regard to Section 6.12 of the Agreement, the following terms shall apply:

(a) 6.12.1 Right of [***]. In the event that (i) it becomes necessary for [***] to [***] under [***] of a Third Party, where such [***] or [***] of a CK Compound comprising a CK Product, or the [***] or [***] (as defined below) of the CK Target to which such CK Product is directed, which CK Compound or CK Target is within the GSK Existing Technology or consists of Collaboration or Post-Collaboration Technology owned solely or jointly by GSK, and such [***] would [***] or [***] of such CK Product (but not, for example, by reason of its [***] or [***]), and (ii) [***] must [***] such Third Party for such [***] on [***] of such CK Product [***], [***] may [***] that [***] of the [***] to such Third Party as the Parties agree under Section [***] of this 2009 Amendment (i.e., paragraph [***]), but in no event more than [***] percent ([***]%) of such [***], against [***] on [***] of such CK Product, as specified in paragraph [***] of this 2009 Amendment, subject in each case to the [***] of [***] specified in Section [***]. [***] shall not be entitled to such [***] in [***] in the event the [***] of such Third Party for which such [***] have been incurred are [***] or [***]. For purposes of this Section 6.12.1, a [***] shall “[***] of the CK Target” if such [***] a [***] or [***] by [***] of such CK Target.

(b) 6.12.2 Consultation: Disputes. [***] shall consult with [***] prior to [***] entering into any [***] with a Third Party for which [***] would seek to [***] under this subsection 6.12, and shall take into account reasonable suggestions of [***] with respect to such proposed [***]. Any dispute under this subsection (b), including any dispute as to whether such a [***] is necessary, shall be subject to and resolved in accordance with Section 12.3.1 of the Agreement

(c) 6.12.3 [***]. In addition to the [***], it is understood that on a case-by-case basis, CK and GSK may agree that it would be in their mutual best interests for [***] to [***] a [***] for [***] with a CK Product, and in such case may similarly agree that it would be in their mutual best interests to [***] with respect to such [***]; provided, however, that neither Party shall be obligated to agree to any such [***], and no such [***] unless so agreed.

(vii)	With regard to Section 6.13 of the Agreement, the following terms shall apply:

6.13 [***] in [***] for [***]. If [***] occurs in [***] or [***] of the [***] between a CK Product being marketed and sold under this Agreement by CK, its Affiliates or Sublicensee(s) and any [***] (as defined below) [***] and [***]

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(other than a CK Affiliate or Sublicensee), and for so long as such [***] is [***] and [***] in such [***] or [***] of [***], and [***] of such [***] percent ([***]%) of the total [***] of such [***] and the CK Product in the [***] in such Contract Year, the [***] under this 2009 Amendment in respect of such [***] or [***] shall be [***] to the extent provided in Section [***] (i.e., paragraph [***] below). CK shall give GSK [***] of such [***] with suitable and reasonable supporting documentation. Any [***] in the [***] as a result of such [***] shall apply from the [***] by CK to GSK of such [***] and shall be [***] only for the period such [***], subject in each case to Section [***] below. For the purposes of this Section 6.13, a “[***]” shall mean any [***] (other than a CK Product sold by or under authority of CK) containing the [***] as the [***] in the CK Product being sold by CK or its Affiliate or Sublicensee in such [***], and which [***] the CK Product in the [***] or [***].

(viii)	With regard to Section 6.14 of the Agreement, the following terms shall apply:

(a) 6.14.1 Conditions to [***]. It is understood that, if [***] of a CK Product [***] are [***] by the [***] or by [***], [***] will be [***] by [***] due to [***]. Consequently, the Parties acknowledge that Sections 6.12 and 6.13 above are intended only to avoid a [***] on [***] in the event described herein. Accordingly, notwithstanding Section 6.12 or 6.13, the [***] with respect to [***] of a CK Product [***] shall only be [***] if [***] and [***] of such CK Product in [***] have been [***] by reason of either [***] or [***], and the [***] under this 2009 Amendment would create [***] between CK and GSK with respect to the [***] of such CK Product in [***] without a [***] under Section 6.12 or 6.13, as applicable. In addition:
(i)	Before any [***] under Sections 6.12 or 6.13 above shall take effect, CK shall consult with GSK as to measures that can reasonably be taken to [***] of such [***] or [***] in such [***]; and

(ii)	[***] under Sections 6.12 or 6.13 above shall continue only if CK reasonably initiates and continues to progress such [***]; and

(iii)	Any [***] under Sections 6.12 or 6.13 above shall continue only if CK continues to pursue all reasonably available legal measures that could [***] or [***] the [***]or [***] or [***], as applicable, including the [***] of any [***] that could [***] or

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[***] of a [***], directly or indirectly, and the [***] of any applicable [***] or [***] that could affect the [***].
(b) 6.14.2 Amount of [***]. The amount of the [***] under Sections 6.12 and 6.13 above shall be reasonably agreed by CK and GSK, taking into account the factors described in this Section 6.14, provided that the [***] otherwise [***] on such [***] shall not be so [***], after [***] or [***] under this Agreement, if any, to [***], as specified in paragraph [***] of this 2009 Amendment.

(c) 6.14.3 In the event the Parties are unable to agree on such [***], the amount of the [***] shall be subject to and resolved in accordance with Section 12.3.1 of the Agreement. In any event, however, the [***] shall only apply for so long as the circumstances and conditions described in Sections 6.12 or 6.13 above continue to exist, and shall only apply to [***] on [***] of the particular CK Product [***].
(ix) With regard to Section 6.15 of the Agreement, all references to GSK shall be deemed to refer to CK, and vice-versa, and the reference to Licensed Product will be deemed to refer to CK Product.
3.	Section 1.14 shall be revised to read in its entirety as follows:

1.14	“Combination Product” shall mean (a) a Licensed Product that is a pharmaceutical preparation for human use incorporating two or more therapeutically active ingredients, including a Development Compound, as its main active ingredients, or (b) a CK Product that is a pharmaceutical preparation for human use incorporating two or more therapeutically active ingredients, including a CK Compound, as its main active ingredients. Notwithstanding the foregoing, drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “therapeutically active ingredients,” and their presence shall not be deemed to create a Combination Product; provided that a [***], as defined in the November 2006 Amendment, containing one or more Licensed Product(s) or one or more CK Product(s) shall be deemed to be a Combination Product.

4.	Section 6.10 of the Agreement shall be revised to read in its entirety as follows:

6.10	Timing of Royalty Payments and Reports. Royalty payments under this Agreement shall be made to GSK or its designee, or CK or its designee, as the case may be, quarterly within ninety (90) days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the applicable Net Sales during the relevant three (3) month period.

5.	KSP Exclusivity. Section 24(c) of the November 2006 Amendment is hereby amended so that all text following “...for purposes of the [***] above” is deleted. As amended, Section 24(c) of the November 2006 Amendment shall continue in full force and effect until [***], subject to the limitations set forth in Section 24(c) of the November 2006 Amendment.

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6.	[***]. Section [***] of the Agreement is hereby deleted in its entirety.

7.	University License. The second sentence of Section 8.4.1 of the Agreement is hereby revised to read as follows: “As and to the extent required for the furtherance of the objectives of this Agreement, CK shall use [***] to maintain the University License and to timely pay all fees due under the University License.” The other sentences in Section 8.4.1 remain in full force and effect.

8.	Confidential Information. The Parties agree that CK’s rights under Sections 9.2 and 9.5 of the Agreement with respect to Confidential Information and Licensed Technology relating to CK Targets, CK Compounds and/or CK Products shall include the right of CK to use and disclose any such Confidential Information and Licensed Technology in connection with the performance of its obligations and/or exercise of any rights expressly granted or reserved to CK in the Agreement (including without limitation, in this 2009 Amendment and/or the November 2006 Amendment). In addition, notwithstanding Section 12.1, CK may disclose the financial terms of the Agreement, including without limitation this 2009 Amendment, relating to CK Targets, CK Compounds and CK Products to potential partners, sublicensees or assignees, under confidentiality provisions comparable to those in the Agreement. Upon the reasonable request of GSK, CK shall identify the potential partners, sublicensees or assignees to which CK has disclosed the financial terms of the Agreement relating to CK Targets, CK Compounds and CK Products; provided that CK shall not be required to identify to GSK any such potential partner, sublicensee or assignee if CK is contractually prohibited from doing so. CK shall have no further obligation to provide to GSK for pre-disclosure review, comment or approval, any proposed public disclosure relating to any CK Target, CK Compound and/or CK Product. GSK shall not disclose to any Third Party any Confidential Information relating to any CK Target, CK Compound or CK Product, without CK’s further express written consent.

9.	Assignment of Rights and Obligations. Notwithstanding Section 12.5.1 of the Agreement, CK may assign any and/or all of its rights and obligations under the Agreement relating to any CK Target or CK Compound without GSK’s written consent, provided that such entity agrees in writing to be bound by the applicable terms and conditions of the Agreement. CK shall promptly notify GSK in writing of any such assignment and shall provide GSK with a copy of any applicable assignment or other agreement.

10.	Close-Out Activities. GSK shall perform the activities and provide the deliverables set forth in Exhibit A in accordance with the timelines set forth therein. The Parties will act promptly to address and finalize all items listed on Exhibit A.

11.	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary and/or appropriate in order to carry out the purposes and intent of this 2009 Amendment.

12.	No Effect on CENP-E as a Target. The Parties acknowledge that this 2009 Amendment has no effect on the provisions of the Agreement applicable to CENP-E as a Collaboration Target and GSK’s development of Licensed Products targeting CENP-E. All terms and conditions of the Agreement as they apply to CENP-E, GSK’s development activities directed to CENP-E, and GSK’s commercialization of any Licensed Product targeting CENP-E remain in full force and effect.

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13.	Publications. The provisions in Section 9.4 of the Agreement, as amended by the November 2006 Amendment, shall no longer apply to any publications by CK regarding any CK Product, except to the extent that such publication contains Confidential Information of GSK. Notwithstanding Section 8(d) of the November 2006 Amendment, CK shall have the right, but not the obligation, to complete and publish the manuscripts for the GSK-Sponsored Studies where CK considers such publication appropriate, provided that CK shall include GSK authors when GSK generated data are used in the publication, as appropriate, on such publications and, when such GSK authors are included, GSK shall have the opportunity to review and comment on any such publication prior to its publication.

14.	Miscellaneous. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this 2009 Amendment may be modified or amended except expressly in a writing signed by both Parties, nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This 2009 Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
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If the foregoing is acceptable, please have an authorized representative of GSK countersign this 2009 Amendment where indicated below. Please return one fully executed original to my attention.
Sincerely,
/s/ Michael S. Rabson, Ph.D.
Michael S. Rabson, Ph.D.
Sr. Vice President, Business Development & Legal Affairs,
and General Counsel
Cytokinetics, Inc.
Agreed and accepted:
GLAXO GROUP LIMITED
By: /s/ Paul Williamson
Name: Paul Williamson
Title: For and on behalf of
Edinburgh Pharmaceutical Industries Limited
Corporate Director
Date:

cc:	Vinod Ramachandran, Ph.D., Alliance Director, GlaxoSmithKline Lisa A. DeMarco, Esq., VP & Associate General Counsel, GlaxoSmithKline, Legal Operations

2009 Amendment	Signature Page

EXHIBIT A
ACTIVITIES/DELIVERABLES
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